UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
INVESCO CALIFORNIA MUNICIPAL INCOME TRUST
INVESCO CALIFORNIA MUNICIPAL SECURITIES
INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
INVESCO HIGH YIELD INVESTMENTS FUND, INC.
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
INVESCO MUNICIPAL PREMIUM INCOME TRUST
INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
INVESCO QUALITY MUNICIPAL SECURITIES
INVESCO VALUE MUNICIPAL BOND TRUST
INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO VALUE MUNICIPAL SECURITIES
INVESCO VALUE MUNICIPAL TRUST
INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN HIGH INCOME TRUST II
INVESCO VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
INVESCO VAN KAMPEN MUNICIPAL TRUST
INVESCO VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR VALUE MUNICIPALS
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Proxy statements outlining various proposals, including the closed-end fund mergers outlined below, are being mailed to shareholders of record in June 2012. The record date for the proxies was May 25, 2012.
In support of this initiative, the proxy solicitor, Computershare Fund Services, may contact shareholders of the affected funds by telephone and/or mail and encourage them to vote their shares. The chart below identifies the funds involved in the reorganizations.
Key Dates
■ Week of June 18, 2012

Proxy mailing to shareholders begins

■ July 17, 2012

Shareholder meeting

■ Aug. 27, 2012

Anticipated close (prior to open of business)
Proposed Closed-End Fund Reorganizations

Target Fund	CUSIP	Ticker	Acquiring Fund	CUSIP	Ticker

Invesco California Municipal Income Trust	46130L109	IIC
Invesco California Municipal Securities	46130W105	ICS	Invesco Van Kampen California Value	46132H106	VCV
Municipal Income Trust
Invesco California Quality Municipal Securities	46130M107	IQC

Invesco High Yield Investments Fund, Inc.	46133K108	MSY	Invesco Van Kampen High Income Trust II	46131F101	VLT

Invesco Municipal Income Opportunities	46133A100	OIB	Invesco Municipal Income Opportunities	46132X101	OIA
Trust II			Trust
Invesco Municipal Income Opportunities	46133C106	OIC
Trust III

Invesco Municipal Premium Income Trust	46133E102	PIA
Invesco Van Kampen Select Sector Municipal Trust	46132G108	VKL	Invesco Van Kampen Municipal Opportunity Trust	46132C107	VMO
Invesco Van Kampen Trust for Value Municipals	46131L108	VIM

Proposed Closed-End Fund Reorganizations

Target Fund	CUSIP	Ticker	Acquiring Fund/Class	CUSIP	Ticker

Invesco New York Quality Municipal Securities	46133F109	IQN	Invesco Van Kampen Trust for Investment	46131T101	VTN
Grade New York Municipals

Invesco Quality Municipal Investment Trust	46133H105	IQT	Invesco Quality Municipal Income Trust	46133G107	IQI
Invesco Quality Municipal Securities	46133J101	IQM

Invesco Value Municipal Bond Trust	46130Y101	IMC

Invesco Value Municipal Securities	46132T100	IMS	Invesco Value Municipal Income Trust	46132P108	IIM
Invesco Value Municipal Trust	46132W103	IMT

Invesco Van Kampen Massachusetts Value	46132J102	VMV
Municipal Income Trust
Invesco Van Kampen Ohio Quality Municipal Trust	46131K100	VOQ	Invesco Van Kampen Municipal Trust	46131J103	VKQ
Invesco Van Kampen Trust for Investment Grade	46131R105	VTJ
New Jersey Municipals
Contact us
Should you have questions, please contact your financial advisor for more information. Financial professionals should contact Invesco at 800 341 2929.
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